SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 29, 1999
                                                         ----------------


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


           Oregon                          0-12853               93-0370304
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(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)            File No.)         Identification No.)


13900 NW Science Park Dr., Portland, OR                             97229
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(Address of principal executive offices)                         (Zip Code)


                                 (503) 641-4141
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              (Registrant's telephone number, including area code)


                                    No Change
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On January 29, 1999, Electro Scientific Industries, Inc. (the "Company") acquired MicroVision Corp. ("MicroVision") by means of a merger of Magellan Merger Corp., a wholly owned subsidiary of the Company, with and into MicroVision. Pursuant to the terms of a related asset purchase agreement, the Company, through another wholly owned subsidiary, acquired from Minnetonka Investments, a Minnesota general partnership ("Minnetonka"), certain equipment, real property and other assets used in the business of MicroVision. MicroVision, a privately held Minnesota corporation, provides front-end wafer sort, inspection and handling products and back-end IC inspection and handling equipment.

     In connection with the acquisition of the stock of MicroVision, the Company issued 954,525 shares of its Common Stock to Thomas Randgaard, Paul Sjolund and Mark Tschurr, the shareholders of MicroVision, as merger consideration. The Company also assumed options held by Mark Tschurr, providing for the issuance of up to 39,475 shares of Company Common Stock. In the related asset acquisition, the Company issued 24,500 shares to Thomas Randgaard and Paul Sjolund, the partners of Minnetonka.

     MicroVision will operate as a wholly owned subsidiary of the Company.

Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired. Not required.

     (b)  Pro forma financial information. Not required.

     (c)  Exhibits.

          2.1 Agreement of Reorganization and Merger, dated January 28, 1999, among the Company, MicroVision, Magellan Merger Corp. and Thomas
               M. Randgaard, Paul R. Sjolund and Mark W. Tschurr.

          2.2 Asset Purchase Agreement, dated January 29, 1999, among the Company, Magellan Acquisition Corp., Minnetonka, and Thomas M. Randgaard and Paul R. Sjolund.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: February 5, 1999

                                       ELECTRO SCIENTIFIC INDUSTRIES, INC.



                                       By J. L. REINHART
                                          --------------------------------------
                                          Joseph L. Reinhart
                                          Vice President, Business Development

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

  2.1 Agreement of Reorganization and Merger, dated January 28, 1999, among the Company, MicroVision, Magellan Merger Corp. and Thomas
            M. Randgaard, Paul R. Sjolund and Mark W. Tschurr.

            The following exhibits and schedules to the Agreement of Reorganization and Merger have been omitted and will be provided to the Securities and Exchange Commission upon request:

            Exhibit A           Plan of Merger
            Exhibit B           Form of Employee Confidentiality and Assignment
                                Agreement
            Exhibit C           Form of Pledge and Escrow Agreement
            Exhibit D           Form of Noncompetition and Nonsolicitation
                                Agreement
            Exhibit E           Form of Asset Purchase Agreement
            Exhibit F           Form of Resignation and Release
            Exhibit G           Form of Employee Confidentiality and Invention
                                Agreement
            Exhibit H-1         Opinion Certificate
            Exhibit H-2         Opinion Certificate
            Exhibit H-3         Poolability Opinion
            Exhibit I           Form of Investment Representations Certificate
            Schedule 3.1        Representations and Warranties of MicroVision
                                and the Shareholders
            Schedule 3.1.1      Organization and Status
            Schedule 3.1.2      Capitalization
            Schedule 3.1.4      Governmental Filings
            Schedule 3.1.5      Investments; Subsidiaries
            Schedule 3.1.6      No Adverse Consequences
            Schedule 3.1.7      Financial Statements
            Schedule 3.1.8      Undisclosed Liabilities; Returns
            Schedule 3.1.9      Absence of Certain Changes or Events
            Schedule 3.1.11     Litigation
            Schedule 3.1.12     Compliance with Laws; Judgments
            Schedule 3.1.13     Employment Matters
            Schedule 3.1.13.1   Labor Matters
            Schedule 3.1.13.2   Employee Benefits
            Schedule 3.1.13.3   Employment Agreements
            Schedule 3.1.13.4   Compensation
            Schedule 3.1.13.5   Confidentiality and Inventions Agreements
            Schedule 3.1.14     Title to and Condition of Real Property
            Schedule 3.1.15     Title to and Condition of Fixed Assets

            Schedule 3.1.16     Intellectual Property
            Schedule 3.1.16.1   Title
            Schedule 3.1.16.2   Year 2000
            Schedule 3.1.17     Certain Contracts and Arrangements
            Schedule 3.1.18     Status of Contracts
            Schedule 3.1.19     Insurance
            Schedule 3.1.20     Permits and Licenses
            Schedule 3.1.21     Taxes
            Schedule 3.1.21.1   Returns
            Schedule 3.1.22     Related Party Interests
            Schedule 3.1.23     No Powers of Attorney or Restrictions
            Schedule 3.1.24     Environmental Conditions
            Schedule 3.1.24.1   Compliance
            Schedule 3.1.24.2   Hazardous Substances
            Schedule 3.1.24.3   Filings and Notices
            Schedule 3.1.25     Consents and Approvals
            Schedule 3.1.29     Product Warranties
            Schedule 3.1.30     Inventories
            Schedule 3.1.32     Backlog and Customer Information
            Schedule 3.1.36     Customer Programs

  2.2 Asset Purchase Agreement, dated January 29, 1999, among the Company, Magellan Acquisition Corp., Minnetonka, and Thomas M. Randgaard and Paul R. Sjolund.

            The following exhibits and schedules to the Asset Purchase Agreement have been omitted and will be provided to the Securities and Exchange Commission upon request:

            Exhibit A           Real Property
            Exhibit A-1         Assumption Agreement
            Exhibit B           Assignment and Bill of Sale
            Exhibit B-1         General Warranty Deed
            Schedule 1.02-2     Excluded Assets
            Schedule 2.01-2     Assumed Liabilities
            Schedule 2.02       Allocation of Purchase Price
            Schedule 4.03       Buyer Closing Documents
            Schedule 4.04       Seller Closing Documents
            Schedule 7.05       Litigation
            Schedule 7.08-1     Permitted Encumbrances
            Schedule 7.09       Changes Since 11/30/98
            Schedule 7.10       Permits of Licenses (Certificate of Occupancy)
            Schedule 7.11       Environmental Exceptions
            Schedule 7.13       Consents and Approvals
            Schedule 8.05       Third Party Consents